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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

SPARTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889

(Commission File Number)	(I.R.S. Employer Identification No.)

23041 Avenida de la Carlota, Laguna Hills, CA	92653-1595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 768-8161

Not applicable

(Former name or former address, if changed since last report)

Table of Contents

FORM 8-K

Item 7. Financial Statements and Exhibits

Exhibit 99.1	Memorandum from the Registrant to its employees and stockholders dated July 21, 2003 regarding “Second Quarter 2003 Report and Stock Price Evaluation dated July 21, 2003”

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”.

On July 22, 2003, SPARTA, Inc. issued a memorandum to its stockholders and its employees dated July 21, 2003 regarding “Second Quarter 2003 Report and Stock Price Evaluation” reporting (1) the establishment of the price of its common stock at $24.57 per share, and (2) revenues and net income for the fiscal quarter ended June 30, 2003. The memorandum is attached as Exhibit 99.1.

Pursuant to the Commission’s regulations, the foregoing information and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, INC

(Registrant)

Date:	July 23, 2003	By:	/s/ David E. Schreiman

David E. Schreiman Vice President and Chief Financial Officer